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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                     July 8, 1997


             -----------------------------------------------------------
                     Date of Report (Date of Earliest Event Reported)



                              INTERNATIONAL PAPER COMPANY
             ------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)



    New York                         1-3157                  13-0872805
  -------------                   -----------           ---------------------
    (State of                     (Commission              (IRS Employer
  Incorporation)                     File)              Identification Number)





                     Two Manhattanville Road, Purchase, NY  10577
              -------------------------------------------------------------
                       (Address of Principal executive offices)


                                   914-397-1500
                                  --------------
                                  (Telephone No.)


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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         N/A

ITEM 5.  OTHER EVENTS


         The Registrant issued a press release today announcing a series of actions to improve the company's financial performance that will result in a $535 million pre-tax charge against 1997 second-quarter earnings. These actions include divesting or closing operations that no longer meet the company's financial objectives.

              The Registrant also announced that it will take an additional pre-tax charge of $150 million to add to its legal reserve.

              The Company issued another press release announcing that Peter I. Bijur, Chairman and Chief Executive Officer of Texaco Inc. was elected to the Board of Directors of International Paper Company effective immediately.

              Mr. Roger A. Smith will retire from the Board as of July 12, 1997.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS


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         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements:
              N/A

         (b)  Pro Forma Financial Information:
              N/A

         (c)  Exhibits:

                        (99) Press release dated July 8, 1997,  announcing a
              pre-tax charge of $535 million; a series of actions to improve the company's financial performance; the closing or divesting of certain operations; and an additional pre-tax charge of $150 million to add to its legal reserve.

                        Press release dated July 8, 1997, announcing that Peter
              I. Bijur, Chairman and Chief Executive Officer of Texaco Inc. was elected to the Board of Directors of International Paper, effective immediately.

                        Mr. Roger A. Smith will retire from the Board as of
              July 12, 1997.

ITEM 8.   CHANGES IN FISCAL YEAR

          N/A




                                       Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             INTERNATIONAL PAPER COMPANY
                             (Registrant)







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   Date:  July 8, 1997                         /S/ CAROL M. BERARDI
          Purchase, NY                         ---------------------------
                                                Carol M. Berardi
                                                Assistant Secretary